UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

Seelos Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, 12th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 24, 2019, Seelos Therapeutics, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting, among other things, that on January 24, 2019, the Company, formerly known as Apricus Biosciences, Inc. ("Apricus"), completed its business combination with a Delaware corporation that was previously known as "Seelos Therapeutics, Inc." ("Private Seelos"). This Amendment No. 1 to the Original Form 8-K ("Amendment No. 1") amends the Original Form 8-K to provide the historical interim financial statements of Private Seelos as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 and the unaudited pro forma condensed financial information for Apricus and Private Seelos for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Notwithstanding certain statements included in the Original Form 8-K indicating that the financial statements of Private Seelos required by Item 9.01(a) would be filed as part of Amendment No. 1, reference is made to the Company's Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission (the "SEC") on November 16, 2018 (File No. 333-227166) (the "Registration Statement"), which Registration Statement included the audited financial statements of Private Seelos as of and for the year ended December 31, 2017 and for the period from June 1, 2016 (inception) to December 31, 2016 and the unaudited interim financial statements of Private Seelos as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 in satisfaction of the Item 9.01(a) requirements.

(b) Pro Forma Financial Information

Notwithstanding certain statements included in the Original Form 8-K indicating that the pro forma financial information required by Item 9.01(b) would be filed as part of Amendment No. 1, reference is made to the Registration Statement, which Registration Statement included the unaudited pro forma condensed combined financial information of Apricus and Private Seelos, for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, in satisfaction of the Item 9.01(b) requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seelos Therapeutics, Inc.

Date: January 30, 2019	By:	/s/ Raj Mehra, Ph.D.
Name: Raj Mehra, Ph.D.
Title: Chief Executive Officer, President and Interim Chief Financial Officer

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